News Release

Virtus Investment Partners Announces Financial Results for Third Quarter 2019

▪	Earnings Per Share - Diluted of $2.95; Earnings Per Share - Diluted, as Adjusted, of $4.03

▪	Total Sales of $4.8B; Net Flows of ($1.1B); Long-Term AUM of $102.8B; Total AUM of $104.1B

Hartford, CT, October 25, 2019 - Virtus Investment Partners, Inc. (NASDAQ: VRTS) today reported financial results for the three months ended September 30, 2019.

Financial Highlights (Unaudited)
(in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended
	9/30/2019	9/30/2018	Change	6/30/2019	Change

U.S. GAAP Financial Measures
Revenues	$146.0	$152.2	(4%)	$140.5	4%
Operating expenses	$110.2	$118.3	(7%)	$110.4	—%
Operating income (loss)	$35.8	$33.9	6%	$30.1	19%
Operating margin	24.5%	22.3%		21.4%
Net income (loss) attributable to common stockholders	$22.0	$24.9	(12%)	$24.8	(11%)
Earnings (loss) per share - diluted	$2.95	$3.19	(8%)	$3.26	(10%)
Weighted average shares outstanding - diluted	8.157	8.456	(4%)	8.252	(1%)

Non-GAAP Financial Measures (1)
Revenues, as adjusted	$127.1	$128.5	(1%)	$121.0	5%
Operating expenses, as adjusted	$79.5	$80.3	(1%)	$77.3	3%
Operating income (loss), as adjusted	$47.7	$48.2	(1%)	$43.7	9%
Operating margin, as adjusted	37.5%	37.5%		36.1%
Net income (loss) attributable to common stockholders, as adjusted	$32.9	$33.2	(1%)	$30.0	10%
Earnings (loss) per share - diluted, as adjusted	$4.03	$3.93	3%	$3.63	11%
Weighted average shares outstanding - diluted, as adjusted	8.157	8.456	(4%)	8.252	(1%)

(1) See the information beginning on page 11 for reconciliations to the most directly comparable U.S. GAAP measures and other important disclosures

Earnings Summary

The company presents U.S. GAAP and non-GAAP earnings information in this release. Management believes that the non-GAAP financial measures presented reflect the company’s operating results from providing investment management and related services to individuals and institutions and uses these measures to evaluate financial performance. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Reconciliations of the non-GAAP financial measures to the most comparable U.S. GAAP measures can be found beginning on page 11 of this earnings release.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 2.

Assets Under Management and Asset Flows
(in billions)

	Three Months Ended			Three Months Ended
	9/30/2019	9/30/2018	Change	6/30/2019	Change
Ending long-term assets under management (1)	$102.8	$103.9	(1%)	$103.3	—%
Ending total assets under management	$104.1	$105.6	(1%)	$105.0	(1%)
Average long-term assets under management (1)	$102.8	$102.3	—%	$100.5	2%
Average total assets under management	$104.5	$104.1	—%	$102.2	2%
Total sales	$4.8	$6.3	(24%)	$5.1	(7%)
Net flows	$(1.1)	$0.5	N/M	$0.1	N/M

(1) Excludes assets under management in liquidity strategies, including in certain open-end mutual funds and institutional accounts
N/M - Not Meaningful

Long-term assets under management declined slightly to $102.8 billion at September 30, 2019 from $103.3 billion at June 30, 2019, as market appreciation during the period was offset by net outflows primarily related to a $0.9 billion single institutional client redemption. Total assets under management at September 30, 2019 were $104.1 billion, including $1.2 billion of assets in liquidity strategies.
Total sales of $4.8 billion declined 7% from $5.1 billion in the second quarter as stronger sales from open-end funds and retail separate accounts were more than offset by lower institutional sales. Mutual fund sales increased 19% sequentially to $3.0 billion from $2.5 billion in the second quarter primarily due to higher sales of emerging markets and domestic mid-cap strategies. Retail separate accounts sales were $0.8 billion, up 12% sequentially, with growth in both the intermediary-sold and private client channels. Institutional sales of $0.9 billion compared with $1.7 billion in the prior quarter, which included a $0.9 billion subadvisory mandate.
Total net flows of ($1.1) billion compared with $0.1 billion in the second quarter as positive net flows in retail separate accounts and exchange traded funds, as well as improved mutual fund net flows, were more than offset by institutional net outflows. Institutional net outflows of $1.4 billion were primarily due to a single client redemption predominantly in bank loans. Mutual fund net flows improved to ($0.2) billion from ($0.7) billion in the prior quarter, with significantly stronger net flows in emerging markets strategies. Mutual fund outflows continued to be impacted by bank loans, which remain out of favor. Net flows in retail separate accounts were $0.4 billion, up $0.1 billion from the prior quarter due to stronger sales.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 3.

GAAP Results

Operating income increased 19% sequentially to $35.8 million from $30.1 million, primarily reflecting a 4% increase in revenues due to higher average assets under management. Third quarter operating expenses included $0.5 million of restructuring and severance costs compared with $0.3 million in the prior quarter.
Net income per diluted share of $2.95 included ($0.67) of net unrealized losses on investments, ($0.12) of acquisition and integration costs, ($0.05) of restructuring and severance costs, and a $0.04 benefit from net realized gains on investments. Second quarter net income per diluted share of $3.26 included a $0.32 benefit from net unrealized gains on investments, ($0.11) of acquisition and integration costs, ($0.03) of restructuring and severance costs, and ($0.13) of net realized losses on investments.

The increased effective tax rate of 30% during the third quarter compared with 24% in the prior quarter, reflecting a meaningful change in the valuation allowance related to marketable securities.

Non-GAAP Results
Revenues, as adjusted, of $127.1 million increased 5% from the prior quarter as a result of a 2% increase in both average long-term assets and the average fee rate, which benefited from a $1.2 million performance-related fee. Employment expenses, as adjusted, increased 5% to $60.1 million primarily due to higher profit-based incentive compensation. Other operating expenses, as adjusted, declined 5% from the prior quarter, which included $0.8 million for the annual equity grants to the Board of Directors.
Operating income, as adjusted, and the related margin were $47.7 million and 38%, respectively, compared with $43.7 million and 36%, respectively, in the prior quarter. The increased margin reflected lower other operating expenses, as adjusted, higher revenues, as adjusted, and the leveragability of the business.
Interest and dividends earned on cash equivalents and seed capital and CLO investments were $3.5 million, a decline from $3.8 million in the second quarter primarily due to lower interest income.
Net income attributable to common stockholders, as adjusted, which is net of noncontrolling interests, was $4.03 per diluted common share, an increase of $0.40, or 11%, from $3.63 in the prior quarter. The increase primarily reflected higher operating income, as adjusted.
The effective tax rate, as adjusted, was 27%, which was unchanged from the prior quarter.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 4.

Select Balance Sheet Items (Unaudited)
(in millions)

	As of			As of
	9/30/2019	9/30/2018	Change	6/30/2019	Change
Cash and cash equivalents	$195.9	$169.0	16%	$166.0	18%
Gross debt (1)	$300.7	$351.5	(14%)	$315.7	(5%)
Redeemable noncontrolling interests	$53.1	$56.3	(6%)	$53.7	(1%)
Total equity attributable to stockholders	$665.7	$643.7	3%	$651.1	2%

Working capital (2)	$158.0	$128.2	23%	$148.7	6%
Net debt (cash) (3)	$104.9	$182.5	(43%)	$149.7	(30%)

(1) Excludes deferred financing costs of $8.7 million, $12.6 million, and $9.6 million as of September 30, 2019, September 30, 2018, and June 30, 2019, respectively
(2) Defined as cash and cash equivalents plus accounts receivable, net, less accrued compensation and benefits, accounts payable and accrued liabilities, dividends payable and required principal payments due over the next 12 months including scheduled amortization and an estimate of the excess cash flow payment; the actual excess cash flow payment will be measured based on fiscal year 2019 financial results and the net leverage ratio as of December 31, 2019
(3) Defined as gross debt less cash and cash equivalents

Working capital at September 30, 2019 of $158.0 million increased 6% from June 30, 2019, reflecting net cash generated from the business partially offset by debt repayments and return of capital to shareholders.
During the third quarter, the company repurchased 70,949 shares, or 1% of beginning-of-quarter outstanding common shares, for $7.5 million.
In August, the company declared a $0.67 per share common stock dividend, an increase of 22% from the previous quarterly rate.
The company also repaid $15.0 million of debt in the third quarter. The net leverage ratio, which is net debt to EBITDA (in accordance with the company's credit agreement), was 0.5x at September 30, 2019, down from 0.7x at June 30, 2019 and 0.9x at September 30, 2018.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 5.

Conference Call

Management will host an investor conference call on Friday, October 25, at 10 a.m. Eastern to discuss these financial results and related matters. The webcast of the call can be accessed in the Investor Relations section of www.virtus.com, or by telephone at 877-930-7765 for callers in the U.S. and Canada or 253-336-7413 for international callers (Conference ID: 4972338). The presentation that will be reviewed as part of the conference call will be available prior to the call in the Investor Relations section of www.virtus.com. A replay of the call will be available through November 1, 2019 by telephone at 855-859-2056 (U.S. and Canada) or 404-537-3406 (international) (Conference ID: 4972338).

About Virtus Investment Partners

Virtus Investment Partners, Inc. (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs, and provides products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process and individual brand. Its affiliates include Ceredex Value Advisors, Duff & Phelps Investment Management, Kayne Anderson Rudnick Investment Management, Newfleet Asset Management, Rampart Investment Management, Seix Investment Advisors, Silvant Capital Management, Sustainable Growth Advisers, and Virtus ETF Solutions. Additional information can be found at www.virtus.com.

Investor Relations Contact

Sean Rourke (860) 263-4709 sean.rourke@virtus.com

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 6.

U.S. GAAP Condensed Consolidated Statements of Operations (Unaudited)
($ in thousands, except per share data)

	Three Months Ended			Three Months Ended		Nine Months Ended
	9/30/2019	9/30/2018	Change	6/30/2019	Change	9/30/2019	9/30/2018	Change
Revenues
Investment management fees	$120,023	$121,713	(1%)	$114,591	5%	$340,532	$325,357	5%
Distribution and service fees	10,442	13,730	(24%)	10,617	(2%)	31,122	39,886	(22%)
Administration and transfer agent fees	15,280	16,567	(8%)	15,054	2%	44,747	48,272	(7%)
Other income and fees	210	200	5%	227	(7%)	761	655	16%
Total revenues	145,955	152,210	(4%)	140,489	4%	417,162	414,170	1%
Operating Expenses
Employment expenses	61,282	63,269	(3%)	58,123	5%	180,256	178,833	1%
Distribution and other asset-based expenses	20,927	25,386	(18%)	21,322	(2%)	62,013	71,398	(13%)
Other operating expenses	18,228	20,350	(10%)	19,174	(5%)	56,125	56,340	—%
Operating expenses of consolidated investment products	376	529	(29%)	2,568	(85%)	3,395	2,823	20%
Restructuring and severance	523	—	N/M	320	63%	2,019	—	N/M
Depreciation expense	1,245	1,189	5%	1,271	(2%)	3,729	3,304	13%
Amortization expense	7,587	7,541	1%	7,583	—%	22,711	17,601	29%
Total operating expenses	110,168	118,264	(7%)	110,361	—%	330,248	330,299	—%
Operating Income (Loss)	35,787	33,946	5%	30,128	19%	86,914	83,871	4%
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	2	(374)	N/M	2,039	(100%)	5,474	1,024	435%
Realized and unrealized gain (loss) of consolidated investment products, net	(5,344)	(4,735)	13%	9,720	N/M	2,455	(4,255)	N/M
Other income (expense), net	746	549	36%	696	7%	1,892	2,323	(19%)
Total other income (expense), net	(4,596)	(4,560)	1%	12,455	N/M	9,821	(908)	N/M
Interest Income (Expense)
Interest expense	(4,889)	(5,155)	(5%)	(5,151)	(5%)	(15,205)	(13,482)	13%
Interest and dividend income	863	716	21%	964	(10%)	3,017	3,255	(7%)
Interest and dividend income of investments of consolidated investment products	30,290	26,596	14%	29,368	3%	87,060	71,678	21%
Interest expense of consolidated investment products	(21,252)	(16,959)	25%	(31,077)	(32%)	(72,030)	(46,786)	54%
Total interest income (expense), net	5,012	5,198	(4%)	(5,896)	N/M	2,842	14,665	(81%)
Income (Loss) Before Income Taxes	36,203	34,584	5%	36,687	(1%)	99,577	97,628	2%
Income tax expense (benefit)	10,844	6,653	63%	8,788	23%	23,851	22,641	5%
Net Income (Loss)	25,359	27,931	(9%)	27,899	(9%)	75,726	74,987	1%
Noncontrolling interests	(1,274)	(933)	37%	(973)	31%	(2,969)	(1,619)	83%
Net Income (Loss) Attributable to Stockholders	24,085	26,998	(11%)	26,926	(11%)	72,757	73,368	(1%)
Preferred stockholder dividends	(2,085)	(2,085)	—%	(2,084)	—%	(6,253)	(6,253)	—%
Net Income (Loss) Attributable to Common Stockholders	$22,000	$24,913	(12%)	$24,842	(11%)	$66,504	$67,115	(1%)
Earnings (Loss) Per Share - Basic	$3.17	$3.47	(9%)	$3.55	(11%)	$9.51	$9.33	2%
Earnings (Loss) Per Share - Diluted	$2.95	$3.19	(8%)	$3.26	(10%)	$8.86	$8.67	2%
Cash Dividends Declared Per Preferred Share	$1.81	$1.81	—%	$1.81	—%	$5.44	$5.44	—%
Cash Dividends Declared Per Common Share	$0.67	$0.55	22%	$0.55	22%	$1.77	$1.45	22%
Weighted Average Shares Outstanding - Basic (in thousands)	6,947	7,175	(3%)	6,999	(1%)	6,990	7,195	(3%)
Weighted Average Shares Outstanding - Diluted (in thousands)	8,157	8,456	(4%)	8,252	(1%)	8,215	8,463	(3%)

N/M - Not Meaningful

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 7.

Assets Under Management - Product and Asset Class
(in millions)

	Three Months Ended
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
By product (period end):
Open-End Funds (1)	$45,171.8	$37,710.0	$40,632.6	$41,223.5	$41,189.7
Closed-End Funds	6,342.2	5,956.0	6,553.2	6,653.1	6,815.7
Exchange Traded Funds	983.4	667.6	1,102.2	1,077.8	1,053.9
Retail Separate Accounts	16,817.5	14,998.4	17,123.2	18,259.5	18,862.7
Institutional Accounts	30,960.1	27,445.0	30,514.1	32,056.2	30,951.3
Structured Products	3,647.8	3,640.3	3,998.0	3,983.7	3,972.3
Total Long-Term	$103,922.8	$90,417.3	$99,923.3	$103,253.8	$102,845.6
Liquidity (2)	1,675.1	1,612.5	1,788.6	1,752.7	1,221.3
Total	$105,597.9	$92,029.8	$101,711.9	$105,006.5	$104,066.9

By product (average) (3)
Open-End Funds (1)	$45,137.1	$41,601.8	$39,531.9	$40,961.3	$41,457.2
Closed-End Funds	6,386.7	6,235.0	6,258.3	6,550.5	6,648.6
Exchange Traded Funds	1,035.9	831.2	870.8	1,081.4	1,048.1
Retail Separate Accounts	15,536.7	16,817.5	14,998.4	17,123.2	18,259.5
Institutional Accounts	30,583.4	29,171.7	29,353.8	30,771.1	31,462.5
Structured Products	3,635.7	3,627.2	3,668.3	3,968.2	3,957.2
Total Long-Term	$102,315.5	$98,284.4	$94,681.5	$100,455.7	$102,833.1
Liquidity (2)	1,750.3	1,606.7	1,725.5	1,769.5	1,710.2
Total	$104,065.8	$99,891.1	$96,407.0	$102,225.2	$104,543.3

By asset class (period end):
Equity	$62,654.4	$53,297.1	$61,781.0	$64,888.0	$65,544.0
Fixed Income	36,819.9	33,425.2	33,674.4	32,982.5	31,703.9
Alternatives (4)	4,448.5	3,695.0	4,467.9	5,383.3	5,597.7
Liquidity (2)	1,675.1	1,612.5	1,788.6	1,752.7	1,221.3
Total	$105,597.9	$92,029.8	$101,711.9	$105,006.5	$104,066.9

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 8.

Assets Under Management - Average Net Management Fees Earned (5)
(in basis points)

	Three Months Ended
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
All Products
Open-End Funds (1)	54.3	54.0	54.3	55.4	56.3
Closed-End Funds	65.9	65.5	64.9	65.0	64.7
Exchange Traded Funds	13.7	12.6	10.5	12.7	13.4
Retail Separate Accounts	49.2	47.5	48.1	47.8	47.5
Institutional Accounts (6)	31.9	29.2	30.6	30.8	31.8
Structured Products (6)	60.0	36.7	37.1	35.3	37.3
All Long-Term Products (6)	47.4	45.3	45.6	46.0	46.6
Liquidity (2)	10.1	9.9	9.9	10.6	10.7
All Products	46.8	44.7	45.0	45.3	46.0

(1) Represents assets under management of U.S. retail funds, offshore funds and variable insurance funds
(2) Represents assets under management in liquidity strategies, including in certain open-end funds and institutional accounts
(3) Averages are calculated as follows:
- Funds - average daily or weekly balances
- Retail Separate Accounts - prior-quarter ending balance or average of month-end balances in quarter
- Institutional Accounts and Structured Products - average of month-end balances in quarter
(4) Consists of real estate securities, mid-stream energy securities and master limited partnerships, options strategies, and other
(5) Represents net investment management fees divided by average assets. Net investment management fees are investment management fees, as adjusted, less fees paid to third-party service providers for investment management related services, which impacted the fee rate in the three months ended September 30, 2019 for each of Open-End Funds and All Products by 0.3 basis points
(6) Includes performance-related fees, in basis points, earned during the three months ended as follows:

	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Institutional Accounts	1.8	0.2	0.5	0.2	1.5
Structured Products	24.6	0.9	—	—	—
All Long-Term Products	1.4	0.1	0.2	—	0.5

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 9.

Assets Under Management - Asset Flows by Product
(in millions)

	Three Months Ended					Nine Months Ended
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	9/30/2018	9/30/2019
Open-End Funds (1)
Beginning balance	$44,419.3	$45,171.8	$37,710.0	$40,632.6	$41,223.5	$43,077.6	$37,710.0
Inflows	3,807.4	2,888.6	2,999.7	2,510.1	2,981.8	11,947.6	8,491.6
Outflows	(3,465.1)	(6,750.5)	(3,867.4)	(3,214.2)	(3,164.2)	(10,347.9)	(10,245.8)
Net flows	342.3	(3,861.9)	(867.7)	(704.1)	(182.4)	1,599.7	(1,754.2)
Market performance	464.1	(3,225.9)	3,838.7	1,464.5	(69.2)	704.4	5,234.0
Other (2)	(53.9)	(374.0)	(48.4)	(169.5)	217.8	(209.9)	(0.1)
Ending balance	$45,171.8	$37,710.0	$40,632.6	$41,223.5	$41,189.7	$45,171.8	$41,189.7

Closed-End Funds
Beginning balance	$6,295.0	$6,342.2	$5,956.0	$6,553.2	$6,653.1	$6,666.2	$5,956.0
Inflows	12.9	8.2	11.5	8.7	14.0	13.4	34.2
Outflows	—	—	—	—	—	—	—
Net flows	12.9	8.2	11.5	8.7	14.0	13.4	34.2
Market performance	124.4	(257.2)	661.9	182.4	246.0	(31.7)	1,090.3
Other (2)	(90.1)	(137.2)	(76.2)	(91.2)	(97.4)	(305.7)	(264.8)
Ending balance	$6,342.2	$5,956.0	$6,553.2	$6,653.1	$6,815.7	$6,342.2	$6,815.7

Exchange Traded Funds
Beginning balance	$1,029.9	$983.4	$667.6	$1,102.2	$1,077.8	$1,039.2	$667.6
Inflows	35.0	29.5	393.8	131.8	93.9	261.0	619.5
Outflows	(100.4)	(106.6)	(46.3)	(116.9)	(54.2)	(235.3)	(217.4)
Net flows	(65.4)	(77.1)	347.5	14.9	39.7	25.7	402.1
Market performance	50.1	(200.7)	108.3	(4.8)	(36.3)	37.8	67.2
Other (2)	(31.2)	(38.0)	(21.2)	(34.5)	(27.3)	(119.3)	(83.0)
Ending balance	$983.4	$667.6	$1,102.2	$1,077.8	$1,053.9	$983.4	$1,053.9

Retail Separate Accounts
Beginning balance	$14,678.4	$16,817.5	$14,998.4	$17,123.2	$18,259.5	$13,936.8	$14,998.4
Inflows	921.4	701.3	752.6	730.9	819.3	2,359.4	2,302.8
Outflows	(563.1)	(514.9)	(471.5)	(447.1)	(434.6)	(1,924.9)	(1,353.2)
Net flows	358.3	186.4	281.1	283.8	384.7	434.5	949.6
Market performance	608.7	(2,005.4)	1,895.0	877.2	297.0	1,269.1	3,069.2
Other (2)	1,172.1	(0.1)	(51.3)	(24.7)	(78.5)	1,177.1	(154.5)
Ending balance	$16,817.5	$14,998.4	$17,123.2	$18,259.5	$18,862.7	$16,817.5	$18,862.7

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 10.

Assets Under Management - Asset Flows by Product (continued)
(in millions)

	Three Months Ended					Nine Months Ended
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	9/30/2018	9/30/2019
Institutional Accounts
Beginning balance	$19,726.6	$30,960.1	$27,445.0	$30,514.1	$32,056.2	$20,815.9	$27,445.0
Inflows	1,484.5	810.8	954.7	1,737.4	850.5	3,332.5	3,542.6
Outflows	(1,604.8)	(1,822.6)	(1,153.9)	(1,258.9)	(2,215.9)	(4,720.3)	(4,628.7)
Net flows	(120.3)	(1,011.8)	(199.2)	478.5	(1,365.4)	(1,387.8)	(1,086.1)
Market performance	1,184.8	(2,490.5)	3,155.8	1,139.8	526.9	1,498.5	4,822.5
Other (2)	10,169.0	(12.8)	112.5	(76.2)	(266.4)	10,033.5	(230.1)
Ending balance	$30,960.1	$27,445.0	$30,514.1	$32,056.2	$30,951.3	$30,960.1	$30,951.3

Structured Products
Beginning balance	$3,684.4	$3,647.8	$3,640.3	$3,998.0	$3,983.7	$3,298.8	$3,640.3
Inflows	—	—	388.8	—	—	421.4	388.8
Outflows	(34.4)	(16.2)	(16.0)	(20.9)	(16.0)	(54.8)	(52.9)
Net flows	(34.4)	(16.2)	372.8	(20.9)	(16.0)	366.6	335.9
Market performance	39.8	57.0	27.4	56.6	54.4	123.0	138.4
Other (2)	(42.0)	(48.3)	(42.5)	(50.0)	(49.8)	(140.6)	(142.3)
Ending balance	$3,647.8	$3,640.3	$3,998.0	$3,983.7	$3,972.3	$3,647.8	$3,972.3

Total Long-Term
Beginning balance	$89,833.6	$103,922.8	$90,417.3	$99,923.3	$103,253.8	$88,834.5	$90,417.3
Inflows	6,261.2	4,438.4	5,501.1	5,118.9	4,759.5	18,335.3	15,379.5
Outflows	(5,767.8)	(9,210.8)	(5,555.1)	(5,058.0)	(5,884.9)	(17,283.2)	(16,498.0)
Net flows	493.4	(4,772.4)	(54.0)	60.9	(1,125.4)	1,052.1	(1,118.5)
Market performance	2,471.9	(8,122.7)	9,687.1	3,715.7	1,018.8	3,601.1	14,421.6
Other (2)	11,123.9	(610.4)	(127.1)	(446.1)	(301.6)	10,435.1	(874.8)
Ending balance	$103,922.8	$90,417.3	$99,923.3	$103,253.8	$102,845.6	$103,922.8	$102,845.6

Liquidity (3)
Beginning balance	$1,784.9	$1,675.1	$1,612.5	$1,788.6	$1,752.7	$2,128.7	$1,612.5
Other (2)	(109.8)	(62.6)	176.1	(35.9)	(531.4)	(453.6)	(391.2)
Ending balance	$1,675.1	$1,612.5	$1,788.6	$1,752.7	$1,221.3	$1,675.1	$1,221.3

Total
Beginning balance	$91,618.5	$105,597.9	$92,029.8	$101,711.9	$105,006.5	$90,963.2	$92,029.8
Inflows	6,261.2	4,438.4	5,501.1	5,118.9	4,759.5	18,335.3	15,379.5
Outflows	(5,767.8)	(9,210.8)	(5,555.1)	(5,058.0)	(5,884.9)	(17,283.2)	(16,498.0)
Net flows	493.4	(4,772.4)	(54.0)	60.9	(1,125.4)	1,052.1	(1,118.5)
Market performance	2,471.9	(8,122.7)	9,687.1	3,715.7	1,018.8	3,601.1	14,421.6
Other (2)	11,014.1	(673.0)	49.0	(482.0)	(833.0)	9,981.5	(1,266.0)
Ending balance	$105,597.9	$92,029.8	$101,711.9	$105,006.5	$104,066.9	$105,597.9	$104,066.9

(1) Represents assets under management of U.S. retail funds, offshore funds and variable insurance funds
(2) Represents open-end and closed-end fund distributions net of reinvestments, the net change in assets from liquidity strategies, and the effect on net flows from non-sales related activities such as asset acquisitions/(dispositions), seed capital investments/(withdrawals), structured products reset transactions, and the use of leverage
(3) Represents assets under management in liquidity strategies, including in certain open-end funds and institutional accounts

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Virtus Investment Partners, Inc. 11.

Non-GAAP Information and Reconciliations
(in thousands except per share data)

The following are reconciliations and related notes of the most comparable U.S. GAAP measure to each non-GAAP measure.

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the exclusion of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

Reconciliation of Total Revenues, GAAP to Total Revenues, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Total revenues, GAAP	$145,955	$152,210	$140,489
Distribution and other asset-based expenses (1)	(20,927)	(25,386)	(21,322)
Consolidated investment products revenues (2)	2,110	1,682	1,867
Total revenues, as adjusted	$127,138	$128,506	$121,034

Reconciliation of Total Operating Expenses, GAAP to Operating Expenses, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Total operating expenses, GAAP	$110,168	$118,264	$110,361
Distribution and other asset-based expenses (1)	(20,927)	(25,386)	(21,322)
Consolidated investment products expenses (2)	(376)	(529)	(2,568)
Amortization of intangible assets (3)	(7,587)	(7,541)	(7,583)
Restructuring and severance (4)	(523)	—	(320)
Acquisition and integration expenses (5)	(1,304)	(4,290)	(1,234)
Other (6)	—	(228)	—
Total operating expenses, as adjusted	$79,451	$80,290	$77,334

Reconciliation of Operating Income (Loss), GAAP to Operating Income (Loss), as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Operating income (loss), GAAP	$35,787	$33,946	$30,128
Consolidated investment products (earnings) losses (2)	2,486	2,211	4,435
Amortization of intangible assets (3)	7,587	7,541	7,583
Restructuring and severance (4)	523	—	320
Acquisition and integration expenses (5)	1,304	4,290	1,234
Other (6)	—	228	—
Operating income (loss), as adjusted	$47,687	$48,216	$43,700

Operating margin, GAAP	24.5%	22.3%	21.4%
Operating margin, as adjusted	37.5%	37.5%	36.1%

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Reconciliation of Net Income (Loss) Attributable to Common Stockholders, GAAP to Net Income (Loss) Attributable to Common Stockholders, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Net income (loss) attributable to common stockholders, GAAP	$22,000	$24,913	$24,842
Amortization of intangible assets, net of tax (3)	4,803	4,772	4,786
Restructuring and severance, net of tax (4)	382	—	233
Acquisition and integration expenses, net of tax (5)	953	3,144	900
Other, net of tax (6)	2,231	1,836	1,733
Seed capital and CLO investments (gains) losses, net of tax (7)	2,545	(1,417)	(2,504)
Net income (loss) attributable to common stockholders, as adjusted	$32,914	$33,248	$29,990

Weighted average shares outstanding - diluted	8,157	8,456	8,252
Preferred stockA	—	—	—
Weighted average shares outstanding - diluted, as adjusted	8,157	8,456	8,252

Earnings (loss) per share - diluted, GAAP	$2.95	$3.19	$3.26
Earnings (loss) per share - diluted, as adjusted	$4.03	$3.93	$3.63
A Assumes conversion of preferred shares to common shares at the 20-day volume-weighted average common stock price at period end, subject to a conversion price range of $109.58 to $131.49 per share resulting in a conversion ratio range of 0.9126 to 0.7605 as of 9/30/2019

Reconciliation of Income (Loss) Before Taxes, GAAP to Income (Loss) Before Taxes, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Income (loss) before taxes, GAAP	$36,203	$34,584	$36,687
Consolidated investment products (earnings) losses (2)	(367)	(146)	(223)
Amortization of intangible assets (3)	7,587	7,541	7,583
Restructuring and severance (4)	523	—	320
Acquisition and integration expenses (5)	1,304	4,290	1,234
Other (6)	—	228	—
Seed capital and CLO investments (gains) losses (7)	2,038	971	(2,446)
Income (loss) before taxes, as adjusted	$47,288	$47,468	$43,155

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Virtus Investment Partners, Inc. 13.

Reconciliation of Income Tax Expense (Benefit), GAAP to Income Tax Expense (Benefit), as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Income tax expense (benefit), GAAP	$10,844	$6,653	$8,788
Tax impact of:
Amortization of intangible assets (3)	2,042	2,014	2,050
Restructuring and severance (4)	141	—	87
Acquisition and integration expenses (5)	351	1,146	334
Other (6)	(146)	477	351
Seed capital and CLO investments (gains) losses (7)	(507)	2,388	58
Income tax expense (benefit), as adjusted	$12,725	$12,678	$11,668

Effective tax rate, GAAPA	30.0%	19.2%	24.0%
Effective tax rate, as adjustedB	26.9%	26.7%	27.0%
A Reflects income tax expense (benefit), GAAP, divided by income (loss) before taxes, GAAP
B Reflects income tax expense (benefit), as adjusted, divided by income (loss) before taxes, as adjusted

Reconciliation of Investment Management Fees, GAAP to Investment Management Fees, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Investment management fees, GAAP	$120,023	$121,713	$114,591
Consolidated investment products fees (2)	2,052	1,666	1,837
Investment management fees, as adjusted	$122,075	$123,379	$116,428

Reconciliation of Administration and Transfer Agent Fees, GAAP to Administration and Transfer Agent Fees, as
Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Administration and transfer agent fees, GAAP	$15,280	$16,567	$15,054
Consolidated investment products fees (2)	49	12	27
Administration and transfer agent fees, as adjusted	$15,329	$16,579	$15,081

Reconciliation of Employment Expenses, GAAP to Employment Expenses, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Employment expenses, GAAP	$61,282	$63,269	$58,123
Acquisition and integration expenses (5)	(1,223)	(1,561)	(1,115)
Employment expenses, as adjusted	$60,059	$61,708	$57,008

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Virtus Investment Partners, Inc. 14.

Reconciliation of Other Operating Expenses, GAAP to Other Operating Expenses, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Other operating expenses, GAAP	$18,228	$20,350	$19,174
Acquisition and integration expenses (5)	(81)	(2,729)	(119)
Other (6)	—	(228)	—
Other operating expenses, as adjusted	$18,147	$17,393	$19,055

Reconciliation of Total Other Income (Expense), Net, GAAP to Total Other Income (Expense), Net, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Total other income (expense), net GAAP	$(4,596)	$(4,560)	$12,455
Consolidated investment products (2)	3,593	4,148	(9,211)
Seed capital and CLO investments (gains) losses (7)	2,038	971	(2,446)
Total other income (expense), net as adjusted	$1,035	$559	$798

Reconciliation of Interest and Dividend Income, GAAP to Interest and Dividend Income, as Adjusted:

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Interest and dividend income, GAAP	$863	$716	$964
Consolidated investment products (2)	2,592	3,132	2,844
Interest and dividend income, as adjusted	$3,455	$3,848	$3,808

Reconciliation of Total Noncontrolling Interests, GAAP to Total Noncontrolling Interests, as Adjusted

	Three Months Ended
	9/30/2019	9/30/2018	6/30/2019
Total noncontrolling interests, GAAP	$(1,274)	$(933)	$(973)
Consolidated investment products (2)	367	146	223
Amortization of intangible assets (3)	(742)	(755)	(747)
Total noncontrolling interests, as adjusted	$(1,649)	$(1,542)	$(1,497)

Notes to Reconciliations:

1.
Distribution and other asset-based expenses - Primarily payments to distribution partners for providing services to investors in sponsored funds and payments to third-party service providers for investment management-related services. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not utilize intermediary distribution partners or third-party service providers.

2.
Consolidated investment products - Revenues and expenses generated by operating activities of mutual funds and CLOs that are consolidated in the financial statements. Management believes that excluding these operating activities to reflect net revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results from managing third-party client assets.

3.	Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets, including any portion that is allocated to

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Virtus Investment Partners, Inc. 15.

noncontrolling interests. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.

4.
Restructuring and severance - Certain expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions, that are not reflective of the ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the company's operating results with prior periods.

5.
Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include transaction closing costs, certain professional fees, and financing fees. Integration expenses include costs incurred that are directly attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees, and other expenses. Management believes that making these adjustments aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.

Components of Acquisition and Integration Expenses for the respective periods are shown below:

	Three Months Ended
Acquisition and Integration Expenses	9/30/2019	9/30/2018	6/30/2019
Employment expenses	$1,223	$1,561	$1,115
Other operating expenses	81	2,729	119
Total Acquisition and Integration Expenses	$1,304	$4,290	$1,234

6.
Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. In addition, it includes income tax expense (benefit) items, such as adjustments for uncertain tax positions, changes in tax law, valuation allowances, and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Preferred dividends are adjusted as the shares are mandatorily convertible into common shares at the end of three years and the non-GAAP weighted average shares are adjusted to reflect the conversion. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Components of Other for the respective periods are shown below:

	Three Months Ended
Other	9/30/2019	9/30/2018	6/30/2019
Occupancy related expenses	$—	$228	$—
Tax impact of occupancy related expenses	—	(61)	—
Other discrete tax adjustments	146	(416)	(351)
Preferred stockholder dividends	2,085	2,085	2,084
Total Other	$2,231	$1,836	$1,733

7.
Seed capital and CLO investments (gains) losses - Gains and losses (realized and unrealized) of seed capital and CLO investments. Gains and losses (realized and unrealized) generated by investments in seed capital and CLO investments can vary significantly from period to period and do not reflect the Company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the Company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments

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Virtus Investment Partners, Inc. 16.

Definitions:
Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and other asset-based expenses that are generally passed through to external parties, and exclude the effect of consolidated investment products.
Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the effect of consolidated investment products, acquisition and integration-related expenses and certain other expenses that do not reflect the ongoing earnings generation of the business.
Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.
Earnings (loss) per share, as adjusted, represent net income (loss) attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, as adjusted, on either a basic or diluted basis.

Forward-Looking Information
This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” "intent," "plan," “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms.
Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans and ability to borrow, for all future periods. All forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.
Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2018 Annual Report on Form 10-K as well as the following risks and uncertainties: (a) any reduction in our assets under management; (b) withdrawal, renegotiation or termination of investment advisory agreements; (c) damage to our reputation; (d) failure to comply with investment guidelines or other contractual requirements; (e) inability to satisfy financial covenants and payments related to our indebtedness; (f) inability to attract and retain key personnel; (g) challenges from the competition we face in our business; (h) adverse regulatory and legal developments; (i) unfavorable changes in tax laws or limitations; (j) adverse developments related to unaffiliated subadvisers; (k) negative implications of changes in key distribution relationships; (l) interruptions in or failure to provide critical technological service by us or third parties; (m) volatility associated with our common and preferred stock; (n) adverse civil litigation and government investigations or proceedings; (o) risk of loss on our investments; (p) inability to make quarterly common and preferred stock distributions; (q) lack of sufficient capital on satisfactory terms; (r) losses or costs not covered by insurance; (s) impairment of goodwill or intangible assets; (t) inability to achieve expected acquisition-related benefits; and other risks and uncertainties described in our 2018 Annual Report on Form 10-K and our filings with the Securities and Exchange Commission (the “SEC”).

Certain other factors that may impact our continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.
The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results,

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Virtus Investment Partners, Inc. 17.

changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us that modify or affect any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

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